SUPPLEMENT DATED FEBRUARY 3, 2010
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1 NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is currently available under your Contract.

Effective immediately, the name of MFS Emerging Growth Fund has been changed to MFS Growth Fund.

Please retain this supplement with your prospectus for future reference.

Compass 1 (NY) 2/2010